                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                ATLANTIC PHARMACEUTICALS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                         ATLANTIC PHARMACEUTICALS, INC.

                             1017 MAIN CAMPUS DRIVE
                                   SUITE 3900
                         RALEIGH, NORTH CAROLINA 27606

                            ------------------------

                                 APRIL 13, 1998

Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Atlantic Pharmaceuticals, Inc. (the "Company"), which will be held at 10:00 A.M. Eastern Daylight Time on Monday, May 11, 1998, at the Company's principal offices, 1017 Main Campus Drive, Suite 3900, Raleigh, North Carolina 27606.

    At the Annual Meeting, you will be asked to consider and vote upon the following proposals:

    (i) to elect a Board of six directors to serve for the ensuing year and until their successors are elected and qualified;

    (ii) to approve an amendment to the Company's Restated Certificate of Incorporation, as amended, to decrease the number of authorized shares of Common Stock of the Company from 80,000,000 to 50,000,000 and to decrease the number of authorized shares of Preferred Stock of the Company from 50,000,000 to 10,000,000; and

   (iii) to ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending December 31, 1998.

In addition, holders of the Company's Series A Convertible Preferred Stock will be asked to vote on the following proposals:

    (iv) To approve the payment by the Company to each non-employee director of a $6,000 annual fee plus $1,500 per Board meeting attended in person, $750 per Board meeting attended by telephone and $500 per meeting of any committee of which such director is a member;

    (v) To approve a Consultancy Agreement and a Financial Services Agreement to be entered into by and between the Company and Yuichi Iwaki, M.D., Ph.D.; and

    (vi) To approve a Consultancy Agreement and a Financial Services Agreement to be entered into by and between the Company and John K.A. Prendergast, Ph.D.

    The enclosed Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting.

    After careful consideration, the Company's Board of Directors has unanimously approved the proposals and recommends that you vote IN FAVOR OF each such proposal.

    After reading the Proxy Statement, please mark, date, sign and return the enclosed proxy card in the accompanying reply envelope no later than May 1, 1998. If you hold your shares of the Company in street name and decide to attend the Annual Meeting and vote your shares in person, please notify your broker to obtain a ballot so that you may vote your shares. If you are a holder of record of shares of the Company and vote by ballot at the Annual Meeting, your proxy vote will be revoked automatically and only your vote at the Annual Meeting will be counted. YOUR SHARES CANNOT BE VOTED UNLESS YOU MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

    Copies of the Company's 1997 Annual Report to Stockholders and the Company's Annual Report on Form 10-KSB are also enclosed.

    We look forward to seeing you at the Annual Meeting.

                                          Sincerely,

                                          Jon D. Lindjord

                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                    IMPORTANT
    PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE SO THAT, IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, YOUR SHARES MAY BE VOTED.

                         ATLANTIC PHARMACEUTICALS, INC.
                                ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 11, 1998
                             ---------------------

TO THE STOCKHOLDERS OF ATLANTIC PHARMACEUTICALS, INC.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Atlantic Pharmaceuticals, Inc., a Delaware corporation (the "Company"), will be held at 10:00 A.M. Eastern Daylight Time on Monday, May 11, 1998, at the offices of Atlantic Pharmaceuticals, Inc., 1017 Main Campus Drive, Suite 3900, Raleigh, North Carolina 27606, for the following purposes:

    1. To elect a Board of six directors to serve for the ensuing year and until their successors are elected and qualified. The six nominees are Jon D. Lindjord; Robert A. Fildes, Ph.D.; Yuichi Iwaki, M.D., Ph.D.; Steven H. Kanzer, Esq.; John K.A. Prendergast, Ph.D.; and Paul D. Rubin, M.D.;

    2. To approve an amendment to the Company's Restated Certificate of Incorporation, as amended, to decrease the number of authorized shares of the Company's Common Stock from 80,000,000 shares to 50,000,000 shares and to decrease the number of authorized shares of the Company's Preferred Stock from 50,000,000 shares to 10,000,000 shares;

    3. To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending December 31, 1998; and

    4. To transact such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

In addition, holders of the Company's Series A Convertible Preferred Stock will be asked to vote on the following proposals:

    5. To approve the payment by the Company to each non-employee director of a $6,000 annual fee plus $1,500 per Board meeting attended in person, $750 per Board meeting attended by telephone and $500 per meeting of any committee of which such director is a member;

    6. To approve a Consultancy Agreement and a Financial Services Agreement to be entered into by and between the Company and Yuichi Iwaki, M.D., Ph.D.; and

    7. To approve a Consultancy Agreement and a Financial Services Agreement to be entered into by and between the Company and John K.A. Prendergast, Ph.D.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    The record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof is March 16, 1998. The stock transfer books of the Company will remain open between the record date and the date of the meeting. A list of the stockholders entitled to vote at the Annual Meeting will be available for inspection at the Company's offices, 1017 Main Campus Drive, Suite 3900, Raleigh, North Carolina 27606, for a period of at least 10 days prior to the Annual Meeting.

    All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend, to assure your representation at the meeting, please carefully read the accompanying Proxy Statement, which describes the matters to be voted upon at the Annual Meeting, and mark, date, sign and return the enclosed proxy card in the reply envelope provided. Should you receive more than one proxy because your shares are registered in different names and addresses or you own more than one class of stock of the Company, each proxy should be returned to ensure that all your shares will be voted. If you hold your shares of the Company in street name and decide to attend the Annual Meeting and vote your shares in person, please notify your broker to obtain a ballot so that you may vote your shares. If you are a holder of record of shares of the Company and vote by ballot at the Annual Meeting, your proxy vote will be revoked automatically and only your vote at the Annual Meeting will be counted. The prompt return of your proxy card will assist us in preparing for the Annual Meeting.

                                          Sincerely,

                                          Jon D. Lindjord

                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

Raleigh, North Carolina

April 13, 1998

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY. WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE.

                         ATLANTIC PHARMACEUTICALS, INC.
                       1017 MAIN CAMPUS DRIVE, SUITE 3900
                         RALEIGH, NORTH CAROLINA 27606

                            ------------------------

                                PROXY STATEMENT

                             ---------------------

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 11, 1998

                      GENERAL INFORMATION FOR STOCKHOLDERS

    THE ENCLOSED PROXY ("PROXY") IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS (THE "BOARD") OF ATLANTIC PHARMACEUTICALS, INC., A DELAWARE CORPORATION (THE "COMPANY"), FOR USE AT THE 1998 ANNUAL MEETING OF STOCKHOLDERS (THE "ANNUAL MEETING") TO BE HELD AT 10:00 A.M. EASTERN DAYLIGHT TIME ON MONDAY, MAY 11, 1998, AT THE OFFICES OF ATLANTIC PHARMACEUTICALS, INC., 1017 MAIN CAMPUS DRIVE, SUITE 3900, RALEIGH, NORTH CAROLINA 27606, AND AT ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

    This Proxy Statement and the accompanying form of Proxy are to be first mailed to the stockholders entitled to vote at the Annual Meeting on or about April 15, 1998.

RECORD DATE AND VOTING

    The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice and are described in more detail in this Proxy Statement. Stockholders of record at the close of business on March 16, 1998 are entitled to notice of, and to vote at, the Annual Meeting. As of the close of business on such date, there were 3,387,751 shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), outstanding and entitled to vote, and held by 102 stockholders of record, and 1,062,826 shares of the Company's Series A Convertible Preferred Stock, par value $0.001 per share (the "Series A Preferred"), outstanding and entitled to vote, and held by 211 stockholders of record. Each holder of Common Stock is entitled to one vote for each share of Common Stock held by such stockholder as of the record date. Each holder of Series A Preferred is entitled to one vote for each share of Common Stock into which such holder's Series A Preferred was convertible as of the record date. As of the record date, each share of Series A Preferred was convertible into 2.12 shares of Common Stock and, therefore, the class of Series A Preferred is entitled to an aggregate of 2,253,191 votes. Stockholders may not cumulate votes in the election of directors.

    If a choice as to the matters coming before the Annual Meeting has been specified by a stockholder on the Proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted IN FAVOR OF the election of each of the directors proposed by the Board unless the authority to vote for the election of any such director is withheld and, if no contrary instructions are given, the proxy will be voted IN FAVOR OF the approval of Proposals 2, 3, 4, 5, 6 and 7 described in the Notice of Annual Meeting and in this Proxy Statement.

    Abstentions and broker non-votes (I.E., the submission of a Proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved or not.

    Any stockholder or stockholder's representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting may request reasonable assistance or accommodation from the Company by contacting Investor Relations in writing at 1017 Main Campus Drive, Suite 3900, Raleigh, North Carolina 27606 or by telephone at (919) 513-7020. To provide the Company sufficient time to arrange for reasonable assistance, please submit such requests by May 1, 1998.

                                   IMPORTANT

    PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-PREPAID, RETURN ENVELOPE NO LATER THAN MAY 1, 1998 SO THAT, IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, YOUR SHARES MAY BE VOTED.

REVOCABILITY OF PROXIES

    Any stockholder giving a Proxy pursuant to this solicitation may revoke it at any time prior to its exercise. Stockholders of record may revoke their Proxy by filing with the Secretary of the Company at its principal executive offices at 1017 Main Campus Drive, Suite 3900, Raleigh, North Carolina 27606 a duly executed Proxy bearing a later date or by attending the Annual Meeting and voting their shares in person. Persons who hold their shares of the Company in street name may revoke their Proxy by contacting their broker to obtain a legal ballot and filing such ballot bearing a later date with the Secretary of the Company at its principal executive offices or by attending the Annual Meeting and voting such legal ballot in person.

SOLICITATION

    The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of the Notice of Annual Meeting, this Proxy Statement, the Proxy and any additional solicitation materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. To assure that a quorum will be present in person or by proxy at the Annual Meeting, it may be necessary for certain officers, directors, employees or other agents of the Company to solicit Proxies by telephone, facsimile or other means or in person. The Company will not compensate such individuals for any such services. The Company does not presently intend to solicit Proxies other than by mail.

    Whether or not you expect to attend the Annual Meeting in person, please mark, date, sign and return the enclosed Proxy in the accompanying postage prepaid, return envelope no later than May 1, 1998.

    THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS FOR THE YEAR ENDED DECEMBER 31, 1997 (THE "ANNUAL REPORT") AND ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1997 (THE "FORM 10-KSB") HAVE BEEN MAILED CONCURRENTLY WITH THE MAILING OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT TO ALL STOCKHOLDERS ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING. NEITHER THE ANNUAL REPORT NOR THE FORM 10-KSB IS INCORPORATED INTO THIS PROXY STATEMENT AND NEITHER IS CONSIDERED PROXY SOLICITING MATERIAL.

                 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING
                      PROPOSAL ONE--ELECTION OF DIRECTORS

    At the Annual Meeting, a Board of six directors will be elected to serve for one year and until their successors shall have been duly elected and qualified or until their earlier resignation or removal. The Board has selected six nominees, all of whom are current directors of the Company. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve. Unless otherwise instructed, the Proxy holders will vote the Proxies received by them IN FAVOR OF the nominees named below. The six candidates receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected. The holders of Common Stock and Series A Preferred vote together as a class for the election of directors. If any nominee is unable to or declines to serve as a director, the Proxies may be voted for a substitute nominee designated by the current Board. As of the date of this Proxy Statement, the Board is not aware of any nominee who is unable or will decline to serve as a director.

    THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE ELECTION OF EACH OF THE FOLLOWING NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED OR UNTIL THEIR EARLIER RESIGNATION OR REMOVAL.

INFORMATION WITH RESPECT TO NOMINEES

    Set forth below is information regarding the nominees.

NAME OF NOMINEE                                AGE      POSITION(S) WITH THE COMPANY   DIRECTOR SINCE
-----------------------------------------      ---      -----------------------------  ---------------
Jon D. Lindjord..........................          50   Director, President and                1995
                                                          Chief Executive Officer

Robert A. Fildes, Ph.D...................          59   Director                               1997

Yuichi Iwaki, M.D., Ph.D.................          48   Director                               1996

Steven H. Kanzer, C.P.A., Esq............          34   Director                               1993

John K.A. Prendergast, Ph.D..............          42   Director                               1994

Paul D. Rubin, M.D.......................          44   Director                               1998

BUSINESS EXPERIENCE OF NOMINEES

    JON D. LINDJORD assumed the position of Chief Executive Officer and President of the Company effective August 1995 and was elected a director of the Company in December 1995. Since August 1995, Mr. Lindjord also has served as Chief Executive Officer and President of each of the Company's subsidiaries, Optex Ophthalmologics, Inc. ("Optex"), Gemini Technologies, Inc. ("Gemini") and Channel Therapeutics, Inc. ("Channel"), and, since January 1997, Mr. Lindjord also has served as a director of each of Optex, Gemini and Channel. From 1988 to 1994, Mr. Lindjord worked for G.D. Searle, a pharmaceutical company, in a variety of positions including Vice President, Corporate Marketing Planning; Vice President, International Marketing Operations; and, most recently, Managing Director, Eastern Europe and Russia. During the period from 1985 to 1988, Mr. Lindjord instituted a new department at Pfizer Pharmaceuticals with the role of optimizing two-way communications between the marketing, licensing and business units at the New York City headquarters and the research and development division in Groton, Connecticut. During 1984 to 1985, Mr. Lindjord served as Director of Business Development, Medicinal Products at Bristol-Myers International Group. Mr. Lindjord received his B.A. from Princeton University and his M.B.A. from the Darden School at the University of Virginia.

    ROBERT A. FILDES, PH.D. has served as a director of the Company since October 1997. Since August 1997, Dr. Fildes has been an independent business consultant in the pharmaceutical industry. Dr. Fildes served as Chairman of the Board and Chief Executive Officer of Scotgen Biopharmaceuticals Inc., a biotechnology company, from February 1993 to August 1997, during which time Scotgen filed a bankruptcy petition. From August 1990 to January 1993, he was an independent business consultant in the pharmaceutical industry. Dr. Fildes was President and Chief Executive Officer of Cetus Corporation, a biopharmaceutical company, from 1982 to 1990. From 1980 to 1982, he was President of Biogen, Inc., the United States subsidiary of Biogen, N.V., Geneva, Switzerland. Dr. Fildes is a director of two publicly traded biopharmaceutical companies: Carrington Laboratories, Inc., and La Jolla Pharmaceutical Co., and several privately held companies.

    YUICHI IWAKI, M.D., PH.D. has served as a director of the Company since August 1996. He has been a Director of the Transplantation Immunology and Immunogenetics Laboratory in the Department of Urology at the University of Southern California and a Professor of Urology and Pathology at the University of Southern California School of Medicine since 1992. Prior to that, Dr. Iwaki held various academic appointments at the University of Southern California School of Medicine, the University of Pittsburgh, the University of California at Los Angeles, Sapporo Medical School and Nihon University School of Medicine. Dr. Iwaki, who received his M.D. and Ph.D. from Sapporo Medical School in Japan, also serves as a director of Avigen, Inc., a publicly traded biotechnology company, and of a second privately held company.

    STEVEN H. KANZER, C.P.A., ESQ. has served as a director of the Company since its inception in 1993. Mr. Kanzer has been since 1992 a founder and Senior Managing Director of Paramount Capital, Inc. ("Paramount"), an investment bank specializing in the biotechnology and biopharmaceutical industries, and Senior Managing Director--Head of Venture Capital of Paramount Capital Investments, LLC ("Paramount Investments"), a biotechnology and biopharmaceutical venture capital and merchant banking firm that is associated with Paramount. Mr. Kanzer is a member of the Board of Directors of Boston Life Sciences, Inc. and Endorex Corp. and is the Chairman of the Board of Directors of Discovery Laboratories, Inc., all publicly traded biotechnology companies. He is also a founder, Chairman and Interim President of several private biotechnology companies. Prior to joining Paramount, Mr. Kanzer was an attorney with Skadden, Arps, Slate, Meagher & Flom LLP in New York, New York from September 1988 to October 1991. Mr. Kanzer received his J.D. from New York University School of Law and a B.B.A. in Accounting from Baruch College.

    JOHN K.A. PRENDERGAST, PH.D. is a co-founder of the Company, as well as of two of its subsidiaries, Optex and Channel. Dr. Prendergast has served as a director of the Company since August 1994. Since February 1998, Dr. Prendergast has been an independent business consultant in the pharmaceutical industry. From October 1991 to January 1998, Dr. Prendergast served as a Managing Director of Paramount Investments. Dr. Prendergast serves as a director of the following publicly traded biopharmaceutical companies: Avigen, Inc., Avax Technologies, Inc., Xenometrix, Inc., and of several privately held companies. Dr. Prendergast received his M.Sc. and Ph.D. from the University of New South Wales, Sydney, Australia and a CSS in Administration and Management from Harvard University.

    PAUL D. RUBIN, M.D. has been a director of the Company since March 1998. Dr. Rubin is currently Senior Vice President, Drug Development of Sepracor Inc., a pharmaceutical company, where he has been employed since April 1996. He was formerly Vice President and Worldwide Director of Clinical Pharmacology for Glaxo-Wellcome, a pharmaceutical company, from 1993 to April 1996 and Vice President, Immunology and Metabolic Disease for Abbott Laboratories, a pharmaceutical company, from 1987 to 1993.

NUMBER OF DIRECTORS; RELATIONSHIPS

    The Company's Bylaws authorize the Board to fix by resolution the number of directors serving on the Board, provided that such number is one or more. Since March 13, 1998, the number of directors has been fixed at six. All directors hold office until the annual meeting of stockholders following the initial election or appointment of such director and until their successors have been duly elected and qualified, or until their earlier resignation or removal. Officers are appointed to serve at the discretion of the Board.

    There are no family relationships among the executive officers or directors of the Company.

BOARD MEETINGS AND COMMITTEES

    The Board held five meetings and acted once by unanimous written consent during the 1997 fiscal year. Each of the directors participated in or attended at least 75% of the aggregate number of meetings held during the period that such director was a member of the Board, except that Mr. Kanzer attended two meetings of the Board during the 1997 fiscal year.

    The Board has an Audit Committee and a Compensation Committee, but not a standing Nominating Committee. The Audit Committee, which is composed of Mr. Kanzer and Dr. Prendergast, reviews the professional services provided by the Company's independent auditors and monitors the scope and results of the annual audit; reviews proposed changes in the Company's financial and accounting standards and principles; reviews the Company's policies and procedures with respect to its internal accounting, auditing and financial controls; makes recommendations to the Board on the engagement of the independent auditors and addresses other matters that may come before it or as directed by the Board of Directors. The Audit Committee did not hold any meetings during the 1997 fiscal year.

    The Compensation Committee, which is composed of Mr. Kanzer, Dr. Fildes and Dr. Prendergast, sets the compensation for certain of the Company's personnel and administers the Company's 1995 Stock Option Plan, as amended and restated (the "1995 Stock Option Plan"). The Compensation Committee acted once by unanimous written consent during the 1997 fiscal year.

DIRECTOR COMPENSATION

    Non-employee Board members are eligible to participate in the automatic stock option grant program pursuant to the Company's 1995 Stock Option Plan. Non-employee directors are granted an option for 10,000 shares of the Company's Common Stock upon their initial election or appointment to the Board and an option for 2,000 shares of the Company's Common Stock on the date of each annual meeting of the Company for those non-employee directors continuing to serve after such meeting. Pursuant to the automatic stock option grant program, the Company granted each of Drs. Iwaki and Prendergast and Mr. Kanzer an option on July 24, 1997 for 2,000 shares of Common Stock at an exercise price of $7.00 per share, the fair market value of the Company's Common Stock on the date of grant. Also pursuant to the automatic stock option grant program, the Company granted Dr. Fildes an option on October 24, 1997 for 10,000 shares of Common Stock at an exercise price of $9.875 per share, the fair market value of the Company's Common Stock on the date of grant, and Dr. Rubin an option on March 13, 1998 for 10,000 shares of Common Stock at an exercise price of $6.8125, the fair market value of the Company's Common Stock on the date of grant.

    Subject to the approval of the holders of 66.67% of the Company's Series A Preferred, effective October 24, 1997, each non-employee member of the Board is to receive $6,000 per year for his services as a director, payable semi-annually in arrears, plus $1,500 for each Board meeting attended in person, $750 for each Board meeting attended via telephone conference call and $500 for each meeting of a Committee of the Board attended.

    Board members are reimbursed for reasonable expenses incurred in connection with attendance at meetings of the Board and of Committees of the Board.

    Subject to the approval of the holders of 66.67% of the Company's Series A Preferred, on March 13, 1998 the Board (with Drs. Iwaki and Prendergast abstaining) approved a Financial Services Agreement and a Consultancy Agreement, each between the Company and Dr. Iwaki. Pursuant to the terms of the Financial Services Agreement, Dr. Iwaki is to provide financial advisory services to the Company and the

Company is to pay Dr. Iwaki a fee of five percent of the value of the compensation (whether cash or securities or a combination thereof) received by the Company in the event Dr. Iwaki is instrumental to the Company in consummating certain financing or strategic transactions. Such Financial Services Agreement is to supersede a financial services agreement, previously entered into between the Company and Dr. Iwaki, under which Dr. Iwaki had not received any compensation from the Company. Pursuant to the terms of the Consultancy Agreement, Dr. Iwaki is to provide medical and scientific consultation and advice to the Company and the Company is to pay Dr. Iwaki a retainer of $5,000 per month, as well as a per diem of $1,000 per day when Dr. Iwaki is providing services pursuant to the Consultancy Agreement or the Financial Services Agreement, and is to grant Dr. Iwaki a fully-vested option, exercisable for 30,000 shares of the Company's Common Stock, at an exercise price of $6.8125 per share, the fair market value of the Company's Common Stock on March 13, 1998. Such Consultancy Agreement is to supersede a consultancy agreement previously entered into between the Company and Dr. Iwaki pursuant to which the Company paid Dr. Iwaki a consulting fee of $2,500 per month.

    Subject to the approval of the holders of 66.67% of the Company's Series A Preferred, on March 13, 1998 the Board (with Drs. Iwaki and Prendergast abstaining) approved a Financial Services Agreement and a Consultancy Agreement, each between the Company and Dr. Prendergast. Pursuant to the terms of the Financial Services Agreement, Dr. Prendergast is to provide financial advisory services to the Company and the Company is to pay Dr. Prendergast a fee of five percent of the value of the compensation (whether cash or securities or a combination thereof) received by the Company in the event Dr. Prendergast is instrumental to the Company in consummating certain financing or strategic transactions. Pursuant to the terms of the Consultancy Agreement, Dr. Prendergast is to provide business development and consultation and advice to the Company and the Company is to pay Dr. Prendergast a retainer of $5,000 per month, as well as a per diem of $1,000 per day when Dr. Prendergast is providing services pursuant to the Consultancy Agreement, and is to grant Dr. Prendergast a fully-vested option, exercisable for 30,000 shares of the Company's Common Stock, at an exercise price of $6.8125 per share, the fair market value of the Company's Common Stock on March 13, 1998. Such Consultancy Agreement is to supersede a consultancy agreement previously entered into between the Company and Summercloud Bay, Inc., a corporation wholly owned by Dr. Prendergast, pursuant to which the Company paid Summercloud Bay a consulting fee of $2,500 per month and had issued a warrant exercisable for 37,500 shares of the Company's Common Stock at an exercise price of $5.33 per share.

    Each employee of the Company who is also a director of the Company does not receive any additional compensation for his service on the Board.

                           PROPOSAL TWO--APPROVAL OF
                           AMENDMENT TO THE COMPANY'S
                     RESTATED CERTIFICATE OF INCORPORATION

INTRODUCTION

    On March 13, 1998, the Board of Directors adopted, subject to stockholder approval, a proposed amendment of the Company's Restated Certificate of Incorporation, as amended (the "Certificate"), to decrease the number of authorized shares of the Common Stock from 80,000,000 to 50,000,000 and the number of authorized shares of Preferred Stock, par value $0.001 per share (the "Preferred Stock"), from 50,000,000 to 10,000,000. The Board recommends to the stockholders the proposed amendment of the Certificate to decrease the number of authorized shares of Common Stock and Preferred Stock because the Board believes that (1) the reduced number of authorized shares is sufficient to meet the needs of the Company for at least the next three to five years and (2) reducing the number of authorized shares will result in a decrease in the Company's corporate franchise tax liability to the State of Delaware.

    As of the close of business on March 16, 1998, there were 3,387,751 shares of the Company's Common Stock outstanding and an aggregate of 7,352,011 shares of Common Stock reserved for issuance pursuant to the 1995 Stock Option Plan, upon the exercise of outstanding warrants, upon the conversion of the outstanding shares of Series A Preferred and upon the exercise (and subsequent conversion into shares of Common Stock) of outstanding warrants exercisable for Series A Preferred. Accordingly, based on the number of fully-diluted shares of Common Stock as of the close of business on March 16, 1998, the Company would have remaining 39,260,238 shares of Common Stock to issue if the Certificate were amended to decrease to 50,000,000 the number of authorized shares of Common Stock. The Company believes that such number of shares of Common Stock is sufficient to meet the needs of the Company for at least the next three to five years.

    As of the close of business on March 16, 1998, 1,375,000 shares of the Preferred Stock had been designated as Series A Preferred. Accordingly, based on the number of shares of Preferred Stock designated as of the close of business on March 16, 1998, the Company would have remaining 8,625,000 shares of Preferred Stock to issue if the Certificate were amended to decrease to 10,000,000 the number of authorized shares of Preferred Stock. The Company believes that such number of shares of Preferred Stock is sufficient to meet the needs of the Company for at least the next three to five years.

    In addition, the proposed amendment will reduce the Company's corporate franchise tax liability to the State of Delaware. Delaware's corporate franchise tax is based, in part, on the number of shares of stock authorized in a corporation's certificate of incorporation. As a result of reducing, by approximately 50%, the number of shares authorized in the Company's Certificate, the Company annually will save approximately 50% of the corporate franchise taxes that it would otherwise be obligated to pay to the State of Delaware. If the proposed amendment had been effective at the beginning of fiscal year 1997, the Company would have saved approximately $25,000 in corporate franchise taxes payable to the State of Delaware for fiscal year 1997.

    It is expected that the proposed amendment of the Certificate, if approved by the stockholders, will be made effective on or about May 11, 1998 by the filing and recording of an appropriate Certificate of Amendment as required under Delaware law.

STOCKHOLDER APPROVAL

    The affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Series A Preferred, voting together as a class, present in person or represented by Proxy at the Annual Meeting and entitled to vote on this Proposal Two is required for approval of the amendment of the Certificate to decrease the number of authorized shares of Common Stock and the number of authorized shares of Preferred Stock.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    The Board of Directors recommends that the stockholders vote FOR the approval of the amendment of the Certificate as described in this Proposal Two. The Board believes that approval of the amendment of the Certificate is in the best interests of the Company because (1) the reduced number of authorized shares should be sufficient to meet the needs of the Company for at least the next three to five years and (2) reducing the number of authorized shares will result in a decrease in the Company's corporate franchise tax liability to the State of Delaware. ACCORDINGLY, THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE APPROVAL OF THE AMENDMENT OF THE CERTIFICATE TO REDUCE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK.

                   PROPOSAL THREE--RATIFICATION OF SELECTION
                            OF INDEPENDENT AUDITORS

    The Board has appointed the firm of KPMG Peat Marwick LLP, independent auditors, to audit the financial statements of the Company for the year ending December 31, 1998 and is asking the stockholders to ratify this appointment.

    In the event the stockholders fail to ratify the appointment, the Board will reconsider its selection. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Board feels that such a change would be in the best interests of the Company and its stockholders. The affirmative vote of the holders of a majority of the shares of Common Stock and shares of Series A Preferred, voting together as a class, present or represented by Proxy at the Annual Meeting and entitled to vote is required to ratify the selection of KPMG Peat Marwick LLP.

    KPMG Peat Marwick LLP commenced its annual audit of the Company's financial statements in December 1995. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting to respond to appropriate questions and will be given the opportunity to make a statement if he or she so desires.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP TO SERVE AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 1998.

                           PROPOSAL FIVE--APPROVAL OF
                       NON-EMPLOYEE DIRECTOR COMPENSATION

    On October 24, 1997, the Board approved resolutions providing that as of such date, in addition to any other compensation arrangements then in place, each non-employee director of the Company shall be paid (a) $1,500 for each regularly scheduled or special Board meeting attended in person, (b) $750 for each regularly scheduled or special Board meeting attended by telephone and (c) $500 for attendance at a meeting of a committee of the Board (whether attended in person or by telephone) on which such director serves as a member. In addition, each non-employee director is to receive an annual fee of $6,000, payable bi-annually and pro-rated for any period of time that such director has not served for a full six months.

    Pursuant to Section 6(b)(vii) of the Certificate of Designations of the Series A Preferred as filed with the Secretary of State of the State of Delaware on May 22, 1997, for so long as at least 50% of the shares of Series A Preferred are outstanding, the affirmative vote of the holders of at least 66 2/3% of all outstanding Series A Preferred voting separately as a class is necessary to permit, effect or validate the Board's approval of any transaction between the Company and its affiliates, including directors.

    Currently, Board members are reimbursed by the Company for reasonable expenses incurred in connection with attendance of Board and committee meetings. Directors who are also employees of the Company do not receive any additional compensation for service on the Board. Currently, all directors are eligible to receive payments under the proposal, except Mr. Lindjord, who is a Company employee.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    The Board recommends that the holders of Series A Preferred vote FOR the approval of compensatory payments to non-employee directors, commencing as of October 24, 1997, the date of Board approval. The Board believes that such payments are in the best interest of the Company because, together with director indemnification, they are essential for the Company to attract and retain highly qualified individuals to contribute to the Company's financial success. Such payments are common among the Company's competitors and competition for qualified Board candidates is increasingly intense. CONSEQUENTLY, THE BOARD RECOMMENDS THAT THE HOLDERS OF SERIES A PREFERRED VOTE IN FAVOR OF THE APPROVAL OF PAYMENTS TO BE MADE BY THE COMPANY TO THE COMPANY'S NON-EMPLOYEE DIRECTORS AS DESCRIBED ABOVE.

                     PROPOSAL SIX--APPROVAL OF CONSULTANCY
                AND FINANCIAL SERVICES AGREEMENTS WITH DR. IWAKI

    Subject to the approval of the holders of shares of the Company's Series A Preferred, on March 13, 1998 the Board approved the Company's entering into each of a Consultancy Agreement and a Financial Services Agreement with Yuichi Iwaki, M.D., Ph.D. Dr. Iwaki and Dr. Prendergast abstained from such vote.

    Pursuant to Section 6(b)(vii) of the Certificate of Designations of the Series A Preferred as filed with the Secretary of State of the State of Delaware on May 22, 1997, for so long as at least 50% of the shares of Series A Preferred are outstanding, the affirmative vote of the holders of at least 66 2/3% of all outstanding Series A Preferred voting separately as a class is necessary to permit, effect or validate the Board's approval of any transaction between the Company and its affiliates, including directors.

    Dr. Iwaki is currently Director of the Transplantation Immunology and Immunogenetics Laboratory in the Department of Urology at the University of Southern California and a Professor of Urology and Pathology at the University of Southern California School of Medicine. Under the terms of the Consultancy Agreement, which shall have an initial term of three years, Dr. Iwaki will commit to advise the Company, among other things, with respect to the direction of its research and product development and business development activities. The Company will pay to Dr. Iwaki $5,000 per month for such services, plus $1,000 per day spent traveling and/or performing services for the Company. Additionally, the Company will issue to Dr. Iwaki a fully-vested option to purchase up to 30,000 shares of Common Stock of the Company at an exercise price of $6.8125 per share, the fair market value of such shares on March 13, 1998, pursuant to the Company's 1995 Stock Option Plan. Such option will terminate on March 12, 2005. In addition to providing consulting services, Dr. Iwaki will agree not to employ or solicit any Company employee during the term of the agreement and for a period of one year thereafter, and will assign to the Company ownership of any intellectual property arising from his consulting activities. The Consultancy Agreement will be terminable by either party upon 30 days' notice, and will supersede an earlier agreement pursuant to which the Company paid Dr. Iwaki $2,500 per month.

    Under the Financial Services Agreement, Dr. Iwaki will undertake for an initial period of three years to initiate and pursue contacts in the Japanese financial and scientific communities with respect to obtaining an equity investment in the Company or forming a collaborative scientific or business relationship, in each case with a specific group of potential parties approved by the Company. If the Company enters into such a transaction within one year following Dr. Iwaki's introduction to such investor or collaborator, then the Company shall pay to Dr. Iwaki a fee equal to 5% of the proceeds of such transaction or transactions. To the extent the transaction involves the issuance of Company securities, Dr. Iwaki may elect to receive a warrant from the Company for an amount of securities equal to 5% of those issued in the transaction, less the amount of any cash fee paid to Dr. Iwaki by the Company. Any such warrant shall be exercisable for a period of five years at an exercise price equal to the par value of the underlying securities, and shall have a cashless exercise feature. The Company will also reimburse Dr. Iwaki's reasonable costs and expenses incurred in connection with his activities thereunder. The Financial Services Agreement will be terminable by either party upon 30 days' notice.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    The Board believes that Dr. Iwaki would continue to provide an invaluable service to the Company as both a scientific consultant and a financial advisor. Dr. Iwaki is eminent in his field and enjoys a particularly strong reputation among the Japanese scientific community, towards which his efforts will be directed in connection with the Financial Advisory Agreement. If however, Dr. Iwaki is unsuccessful in finding an investor or collaborator, the Company will not be committed to paying any contingent fee. CONSEQUENTLY, THE BOARD RECOMMENDS THAT THE HOLDERS OF SHARES OF SERIES A PREFERRED VOTE IN FAVOR OF THE PROPOSED AGREEMENTS WITH DR. IWAKI.

                    PROPOSAL SEVEN--APPROVAL OF CONSULTANCY
             AND FINANCIAL SERVICES AGREEMENTS WITH DR. PRENDERGAST

    Subject to the approval of the holders of shares of the Company's Series A Preferred, on March 13, 1998 the Board approved the Company's entering into each of a Consultancy Agreement and a Financial Services Agreement with John K.A. Prendergast, Ph.D. Dr. Iwaki and Dr. Prendergast abstained from such vote.

    Pursuant to Section 6(b)(vii) of the Certificate of Designations of the Series A Preferred as filed with the Secretary of State of the State of Delaware on May 22, 1997, for so long as at least 50% of the shares of Series A Preferred are outstanding, the affirmative vote of the holders of at least 66 2/3% of all outstanding Series A Preferred voting separately as a class is necessary to permit, effect or validate the Board's approval of any transaction between the Company and its affiliates, including directors.

    Dr. Prendergast co-founded the Company and two of its subsidiaries, and has recently begun work as an independent business consultant to the pharmaceutical industry after more than six years as a Managing Director of Paramount Investments. Under the terms of the Consultancy Agreement, which shall have an initial term of three years, Dr. Prendergast will commit to advise the Company regarding, among other things, its business development activities. The Company will pay to Dr. Prendergast $5,000 per month for such services, plus $1,000 per day spent traveling and/or performing services for the Company. Additionally, the Company will issue to Dr. Prendergast a fully-vested option to purchase up to 30,000 shares of Common Stock of the Company at an exercise price of $6.8125 per share, the fair market value of such shares on March 13, 1998, pursuant to the Company's 1995 Stock Option Plan. Such option will terminate on March 12, 2005. In addition to providing consulting services, Dr. Prendergast will agree not to employ or solicit any Company employee during the term of the agreement and for a period of one year thereafter, and will assign to the Company ownership to any intellectual property arising from his consulting activities. The Consultancy Agreement will be terminable by either party upon 30 days' notice, and will supersede an earlier agreement between the Company and Summercloud Bay, Inc., a corporation wholly owned by Dr. Prendergast, pursuant to which the Company paid Summercloud Bay a consulting fee of $2,500 per month and had issued a warrant exercisable for 37,500 shares of the Company's Common Stock at an exercise price of $5.33 per share.

    Under the Financial Services Agreement, Dr. Prendergast will undertake for an initial period of three years to initiate and pursue contacts in the financial and scientific communities with respect to obtaining an equity investment in the Company or forming a collaborative scientific or business relationship, in each case with a specific group of potential parties approved by the Company. If the Company enters into such a transaction within one year following Dr. Prendergast's introduction to such investor or collaborator, then the Company shall pay to Dr. Prendergast a fee equal to 5% of the proceeds of such transaction or transactions, payable in cash or warrant, at the Company's election. To the extent the transaction involves the issuance of Company securities, Dr. Prendergast may elect to receive a warrant from the Company for an amount of securities equal to 5% of those issued in the transaction, less the amount of any cash fee paid to Dr. Prendergast by the Company. Any such warrant shall be exercisable for a period of five years at an exercise price equal to the par value of the underlying securities, and shall have a cashless exercise feature. The Company will also reimburse Dr. Prendergast's reasonable costs and expenses incurred in connection with his activities thereunder. The Financial Services Agreement may be terminated by either party upon 30 days' notice.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    Because of Dr. Prendergast's years of experience in both the biopharmaceutical and the financial and investment banking communities, the Board believes that Dr. Prendergast would continue to provide an invaluable service to the Company as both a scientific consultant and a financial advisor. If however, Dr. Prendergast is unsuccessful in finding an investor or collaborator, the Company will not be committed to paying any contingent fee. CONSEQUENTLY, THE BOARD RECOMMENDS THAT THE HOLDERS OF SHARES OF SERIES A PREFERRED VOTE IN FAVOR OF THE PROPOSED AGREEMENTS WITH DR. PRENDERGAST.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE OFFICERS

    Certain information about the Company's executive officers is set forth below (information concerning the Company's directors is contained in Proposal One above):

NAME                                         AGE                         POSITION
---------------------------------------      ---      -----------------------------------------------
Stephen R. Miller, M.D.................          40   Senior Vice President, Chief Scientific and
                                                        Medical Officer

Margaret A. Schalk.....................          40   Vice President, Investor Relations and Project
                                                        Management

Shimshon Mizrachi......................          44   Chief Financial Officer, Treasurer and
                                                        Assistant Secretary

    STEPHEN R. MILLER, M.D. assumed the position of Vice President and Chief Medical Officer in September 1995 and was promoted to Senior Vice President, Chief Scientific and Medical Officer in September 1996. Commencing September 1995, Dr. Miller also had served as Vice President and Chief Medical Officer of each of the Company's subsidiaries, Optex, Gemini and Channel and, commencing September 1996, Dr. Miller was promoted to Senior Vice President, Chief Scientific and Medical Officer of each of Optex, Gemini and Channel. From December 1985 through August 1995, Dr. Miller served in a variety of positions of increasing responsibility in the research and development and the marketing divisions of G.D. Searle, a pharmaceutical company ("G.D. Searle"), including Senior Director, Technology Planning; Senior Director, International Marketing Operations; Director, Cardiovascular Marketing; and Associate Director, Clinical Research and Development. Dr. Miller is board certified in Internal Medicine and has been an Instructor of Clinical Medicine at the Chicago Medical School since 1985. Dr. Miller received his M.D., SUMMA CUM LAUDE, from the University of Witwatersrand Medical School, Johannesburg, South Africa.

    MARGARET A. SCHALK assumed the position of Senior Director, Project Management in September 1995 and was promoted to Vice President, Investor Relations and Project Management in September 1996. Commencing September 1995, Ms. Schalk also had served as Senior Director, Project Management of each of the Company's subsidiaries, Optex, Gemini and Channel and, commencing September 1996, Ms. Schalk was promoted to Vice President, Investor Relations and Project Management of each of Optex, Gemini and Channel. From 1987 to September 1995, Ms. Schalk held positions of increasing responsibility in the areas of project management, drug development and marketing at G.D. Searle, including Senior Product Manager, International Marketing Operations; Director of Project Management, Corporate Medical and Scientific Affairs; and Associate Director, Drug Development, Corporate Medical and Scientific Affairs. Ms. Schalk received her B.S. and M.S. from the University of Wisconsin, Milwaukee.

    SHIMSHON MIZRACHI assumed the position of Controller in November 1995 and was promoted to Chief Financial Officer, Treasurer and Assistant Secretary in September 1997. Since November 1995, Mr. Mizrachi also has served as Controller of each of the Company's subsidiaries, Optex, Gemini and Channel. From April 1994 to November 1995, Mr. Mizrachi served as Assistant Manager for Caldor Corp., a regional retail company. From 1987 to April 1994, Mr. Mizrachi held management positions of increasing responsibility for MidIsland Department Stores, a regional retail company. Mr. Mizrachi is a Certified Public Accountant. He received his B.A. from Tel Aviv University, his M.B.A. from Adelphi University and his second B.A. from Queens College in New York.

COMPENSATION OF EXECUTIVE OFFICERS

    The following table sets forth the compensation earned, for services rendered in all capacities to the Company, for the last three fiscal years, by the Company's Chief Executive Officer and the three other highest paid executive officers serving as such at the end of 1997 whose compensation for that fiscal year was in excess of $100,000. The individuals named in the table will be hereinafter referred to as the "Named Officers." No other executive officer of the Company received compensation in excess of $100,000 during fiscal year 1997. No executive officer who would otherwise have been included in such table on the basis of 1997 salary and bonus resigned or terminated employment during the year.

                           SUMMARY COMPENSATION TABLE

                                                                                                        LONG-TERM
                                                                                                   COMPENSATION AWARDS
                                                                  ANNUAL COMPENSATION              --------------------
                                                      -------------------------------------------       SECURITIES
                                                                                  OTHER ANNUAL          UNDERLYING
NAME AND PRINCIPAL POSITION                  YEAR     SALARY($)(1)  BONUS($)     COMPENSATION($)     OPTIONS/SARS(#)
-----------------------------------------  ---------  -----------  -----------  -----------------  --------------------
                                                1997     225,000            0           9,500               40,000
Jon D. Lindjord .........................       1996     195,833       62,500          --                   60,000
  President and Chief Executive Officer         1995      72,717(2)          0         --                  180,000

Stephen R. Miller, M.D. .................       1997     164,200            0           9,500               30,000
  Senior Vice President, Chief Scientific       1996     145,175       20,000          --                  100,000
  and Medical Officer                           1995      40,278(3)         ]0         --                   39,959

Margaret A. Schalk ......................       1997     115,000            0           6,785               25,000
  Vice President, Investor Relations and        1996     104,375       15,000          --                   90,000
  Project Management                            1995      27,777(4)          0          1,420(5)            26,639

Shimshon Mizrachi .......................       1997     122,000            0           5,900               20,000
  Chief Financial Officer, Treasurer and        1996      91,250       10,000          --                   50,000
  Assistant Secretary                           1995      11,250(6)          0          2,000(7)            --

------------------------

(1) Includes amounts deferred under the Company's SAR-SEP retirement plan pursuant to payroll deductions but does not include matching contributions of the Company.

(2) Mr. Lindjord's annual compensation was $175,000 for the 1995 fiscal year. The Summary Compensation Table sets forth compensation paid to Mr. Lindjord by the Company commencing August 1, 1995, when he first became President and Chief Executive Officer of the Company.

(3) Dr. Miller's annual compensation was $145,000 for the 1995 fiscal year. The Summary Compensation Table sets forth compensation paid to Dr. Miller by the Company commencing September 19, 1995, when he first became employed by the Company.

(4) Ms. Schalk's annual compensation was $100,000 for the 1995 fiscal year. The Summary Compensation Table sets forth compensation paid to Ms. Schalk commencing September 19, 1995, when she first became employed by the Company.

(5) Represents the reimbursement by the Company of certain moving expenses incurred by Ms. Schalk in relocating to Half Moon Bay, California.

(6) Mr. Mizrachi's annual compensation was $90,000 for the 1995 fiscal year. The Summary Compensation Table sets forth compensation paid to Mr. Mizrachi commencing November 15, 1995, when he first became employed by the Company.

(7) Represents the reimbursement by the Company of certain moving expenses incurred by Mr. Mizrachi in relocating to Half Moon Bay, California.

OPTIONS AND STOCK APPRECIATION RIGHTS

    The following table contains information concerning the grant of stock options under the Company's 1995 Stock Option Plan to the Named Officers during the 1997 fiscal year. Except as described in footnote (1) below, no stock appreciation rights were granted during the 1997 fiscal year.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                       INDIVIDUAL GRANTS
                                          ---------------------------------------------------------------------------
                                               NUMBER OF
                                              SECURITIES         % OF TOTAL OPTIONS/SARS      EXERCISE
                                          UNDERLYING OPTIONS/    GRANTED TO EMPLOYEES IN        PRICE      EXPIRATION
NAME                                      SARS GRANTED(#)(1)         FISCAL YEAR(2)         ($/SHARE)(3)      DATE
----------------------------------------  -------------------  ---------------------------  -------------  ----------
Jon D. Lindjord.........................          40,000                       35%            $   6.625     01/14/04

Stephen R. Miller, M.D..................          30,000                       26%            $   6.625     01/14/04

Margaret A. Schalk......................          25,000                       22%            $   6.625     01/14/04

Shimshon Mizrachi.......................          20,000                       17%            $   6.625     01/14/04

------------------------

(1) Each option has a maximum term of seven years, subject to earlier termination in the event of the optionee's cessation of service with the Company. The grant date for each of the options is January 15, 1997. Each option becomes exercisable in four equal annual installments upon completion of each year of service measured from the grant date. Each option will become immediately exercisable in full upon an acquisition of the Company by merger or asset sale, unless the option is assumed by the successor entity. Each option includes a limited stock appreciation right pursuant to which the optionee may surrender the option, to the extent exercisable for vested shares, upon the successful completion of a hostile tender for securities possessing more than 50% of the combined voting power of the Company's outstanding voting securities. In return for the surrendered option, the optionee will receive a cash distribution per surrendered option share equal to the excess of (i) the highest price paid per share of the Company's Common Stock in such hostile tender offer over (ii) the exercise price payable per share under the cancelled option.

(2) Calculated based on total option grants to employees of 115,000 shares of Common Stock during the 1997 fiscal year.

(3) The exercise price may be paid in cash or in shares of Common Stock (valued at fair market value on the exercise date) or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares and the federal and state income tax liability incurred by the optionee in connection with such exercise. The optionee may be permitted, subject to the approval of the Plan Administrator, to apply a portion of the shares purchased under the option (or to deliver existing shares of Common Stock) in satisfaction of such tax liability.

OPTION EXERCISES AND HOLDINGS

    The following table provides information with respect to the Named Officers concerning the exercisability of options during fiscal year 1997 and unexercisable options held as of the end of fiscal year 1997. No options or stock appreciation rights were exercised during such fiscal year, and, except for the limited rights described in footnote (1) to the preceding table, no stock appreciation rights were outstanding at the end of that fiscal year.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                                                                                           VALUE OF UNEXERCISED
                                                                                        IN-THE-MONEY OPTIONS/SARS
                                                                NO. OF SECURITIES       AT FY-END (MARKET PRICE OF
                                                              UNDERLYING UNEXERCISED      SHARES AT FY-END LESS
                                                            OPTIONS/SARS AT FY-END(#)     EXERCISE PRICE)($)(1)
                                                            --------------------------  --------------------------
NAME                                                        EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
----------------------------------------------------------  -----------  -------------  -----------  -------------
Jon D. Lindjord...........................................     105,000        175,000      389,100        422,300

Stephen R. Miller, M.D....................................      44,980        124,979       83,440        134,187

Margaret A. Schalk........................................      35,820        105,819       61,110        106,532

Shimshon Mizrachi.........................................      12,500         57,500       11,750         37,500

------------------------

(1) Based on the fair market value of the Company's Common Stock on December 31, 1997 of $6.75 per share, the closing sales price per share on that date on the Nasdaq SmallCap Market.

LONG TERM INCENTIVE PLAN AWARDS

    No long term incentive plan awards were made to a Named Officer during the last fiscal year.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL
  AGREEMENTS

    Effective August 1, 1995, Mr. Lindjord became Chief Executive Officer and President of the Company and of each of the subsidiaries of the Company pursuant to a Letter Agreement dated July 7, 1995. Pursuant to such Agreement, the Company agreed to pay Mr. Lindjord an annual salary of $175,000 payable semi-monthly, in addition to a $25,000 discretionary bonus payable at the end of Mr. Lindjord's first year of employment with the Company. In the event that the Company terminates Mr. Lindjord's employment without cause, the Company is obligated to continue to pay his salary for one year, subject to Mr. Lindjord's duty to mitigate damages by seeking alternative employment. Further, pursuant to such Agreement and under the Company's 1995 Stock Option Plan, the Company issued to Mr. Lindjord options to purchase 180,000 shares of Common Stock exercisable at a weighted average exercise price of $2.58 per share. Furthermore, Mr. Lindjord and his dependents will be eligible to receive paid medical and long-term disability insurance and such other health benefits as the Company makes available to its other senior officers and directors.

    Effective September 19, 1995, Dr. Miller became Vice President, Chief Medical Officer of the Company and of each of the Company's subsidiaries pursuant to a Letter Agreement, dated September 19, 1995. Pursuant to such Agreement, the Company agreed to pay Dr. Miller an annual salary of $145,000. In the event that the Company terminates Dr. Miller's employment without cause, the Company is obligated to continue to pay his salary for nine months, subject to Dr. Miller's duty to mitigate damages by seeking alternative employment. In addition, the Company issued Dr. Miller under the Company's 1995 Stock Option Plan an option to purchase 39,959 shares of the Company's Common Stock at an exercise price of $3.75 per share. Finally, Dr. Miller and his dependents will be eligible to receive paid medical and long-term disability insurance and such other health benefits as the Company makes available to its other senior officers and directors.

    Effective September 19, 1995, Ms. Schalk became Senior Director, Project Management of the Company and of each of the Company's subsidiaries pursuant to a Letter Agreement, dated September 19, 1995. Pursuant to such Agreement, the Company agreed to pay Ms. Schalk an annual salary of $100,000 and to reimburse Ms. Schalk for up to $8,000 of expenses incurred by her to relocate to Half Moon Bay, California. In the event that the Company terminates Ms. Schalk's employment without cause, the Company is obligated to continue to pay her salary for nine months, subject to Ms. Schalk's duty to mitigate damages by seeking alternative employment. In addition, the Company issued Ms. Schalk under the 1995 Stock Option Plan an option to purchase 26,639 shares of the Company's Common Stock at an exercise price of $3.75 per share. Finally, Ms. Schalk and her dependents will be eligible to receive paid medical and long-term disability insurance and such other health benefits as the Company makes available to its other senior officers and directors.

    Effective November 15, 1995, Mr. Mizrachi became Controller of the Company and of each of the Company's subsidiaries pursuant to a Letter Agreement, dated November 6, 1995. Pursuant to such Agreement, the Company agreed to pay Mr. Mizrachi an annual salary of $90,000 and to reimburse Mr. Mizrachi for up to $8,000 of expenses incurred by him to relocate to Half Moon Bay, California. In the event that the Company terminates Mr. Mizrachi's employment without cause, the Company is obligated to continue to pay his salary for six months, subject to Mr. Mizrachi's duty to mitigate damages by seeking alternative employment. Finally, Mr. Mizrachi and his dependents will be eligible to receive paid medical and long-term disability insurance and such other health benefits as the Company makes available to its other senior officers and directors.

    The Compensation Committee has the discretion under the 1995 Stock Option Plan to accelerate options granted to the Named Officers in connection with a change in control of the Company or upon the subsequent termination of the officer's employment following the change of control.

CHANGE OF CONTROL TRANSACTIONS

    The Company is not aware of any transactions resulting in a change of control during fiscal year 1997.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The Company's Restated Certificate of Incorporation and Bylaws provide for indemnification of directors, officers and other agents of the Company. At the 1997 Annual Meeting of the Stockholders of the Company, the stockholders approved the Company entering into an indemnification agreement with each of its directors and executive officers. Accordingly, the Company has entered into an indemnification agreement with each of its directors and executive officers.

    Prior to a private financing consummated in September 1995, the Company's operations had been financed primarily through loans provided by Lindsay A. Rosenwald, M.D., a principal stockholder and former director of the Company, and VentureTek, L.P. ("VentureTek"), a principal stockholder of the Company. The principal amount of such loans that had been advanced during the period from July 25, 1993 to June 30, 1995 together with the interest thereon through June 30, 1995, was $1,085,027 to Dr. Rosenwald and $1,357,277 to VentureTek, L.P. (such indebtedness, including accrued interest through June 30, 1995, is collectively referred to as the "Stockholder Loans"). On December 31, 1995, Stockholder Loans aggregating $2,442,304 in principal and interest were converted into an aggregate of 785,234 shares of the Company's Common Stock.

    In addition to the Stockholder Loans, VentureTek provided a loan to the Company in July 1995 in an aggregate principal amount of $125,000, bearing interest at the rate of 10% annually. This loan, together with $115,011 interest accrued on such loan and on the Stockholder Loans (from July 1, 1995 until the conversion thereof into shares of Common Stock), was repaid on January 15, 1996 from the proceeds of the Company's initial public offering.

    Joseph Stevens & Co., Inc. ("Joseph Stevens"), a principal stockholder of the Company, was the underwriter in the Company's initial public offering. In connection with the initial public offering, Joseph Stevens and the Company entered into an Underwriting Agreement. In connection with a bridge financing that occurred shortly before the initial public offering, Joseph Stevens acted as placement agent and received fees and expenses totaling $195,000. In addition, the Company granted Joseph Stevens, for nominal consideration, a warrant (the "Joseph Stevens Warrant") exercisable for 165,000 units (each, a "Unit"), the security issued by the Company in its initial public offering, each Unit consisting of one share of Common Stock and a redeemable warrant exercisable for one share of Common Stock. The Joseph Stevens Warrant is exercisable until December 13, 2000 at an exercise price of $6.60 per Unit. In addition, the Company and Joseph Stevens entered into a Financial Advisory and Consulting Agreement and related Indemnity Agreement pursuant to which the Company paid Joseph Stevens a monthly consulting fee of $2,000 (which obligation terminated on December 18, 1997) and agreed to pay Joseph Stevens additional consideration in the event Joseph Stevens assists the Company in connection with certain financing or strategic transactions.

    On April 15, 1996 the Company entered into a letter agreement with Paramount. Dr. Rosenwald is the President, Chairman and sole stockholder of Paramount, and Paramount employs Mr. Kanzer, a director of the Company, and Michael Weiss, Esq., the Secretary of the Company. Pursuant to such letter agreement, Paramount agreed to render financial advisory services to the Company and the Company agreed to compensate Paramount for such services by paying Paramount a retainer of $5,000 per month, issuing a warrant to Paramount's designee to purchase 25,000 shares of the Company's Common Stock at an exercise price of $10.00 per share and paying Paramount additional consideration in the event Paramount assisted the Company in connection with certain financing or strategic transactions. Pursuant to the terms of the letter agreement, (1) upon the renewal of the term of the letter agreement, the Company issued a warrant to Paramount's designee exercisable for 25,000 shares of the Company's Common Stock at an exercise price of $8.05 and (2) upon the consummation of a financing transaction, the Company paid $76,438 to Paramount and issued a warrant to Paramount's designee exercisable for 12,500 shares of the Company's Common Stock at an exercise price of $6.73 per share. The term of the letter agreement has expired.

    On June 24, 1996, the Company, Paramount and a second financial advisor (Paramount and the second financial advisor are collectively referred to as the "Financial Advisor") entered into a Financial Services Agreement pursuant to which the Financial Advisor agreed to render financial advisory services. Pursuant to the agreement, the Company paid the Financial Advisor a $30,000 retainer and agreed to pay additional consideration in the event the Financial Advisor assisted the Company in connection with certain financing or strategic transactions. The term of this Financial Services Agreement has expired, although the Company may be obligated to pay fees to the Financial Advisor in the event certain financing or strategic transactions are consummated pursuant to the terms of the Financial Services Agreement.

    Effective February 26, 1997, the Company and Paramount entered into a letter of intent whereby Paramount agreed to act as placement agent for the Company in connection with the private placement of Series A Preferred (the "Private Placement"). Thereafter, the Company entered into an agreement (the "Placement Agreement") with Paramount, pursuant to which the Company agreed to pay Paramount, for its services, compensation in the form of (i) cash commissions equal to nine percent of the gross proceeds from the sale of the Series A Preferred issued in the Private Placement and (ii) a non-accountable expense allowance equal to four percent of the gross proceeds from the sale of the Series A Preferred. In addition, upon the final closing date of the sale of the Series A Preferred, the Company sold to Paramount and/or its designees, for $0.001 per warrant, warrants exercisable for an aggregate of 123,720 shares of Series A Preferred, at an exercise price of $11.00 per share of Series A Preferred. Such warrants are exercisable for 10 years and contain certain antidilution provisions. Under the Placement Agreement, the Company has agreed to indemnify Paramount against certain liabilities, including liabilities under the Securities Act.

    In connection with the Private Placement, the Company has committed to enter into an advisory agreement (the "Placement Advisory Agreement") with Paramount pursuant to which Paramount will act as the Company's non-exclusive financial advisor. Such engagement provides that Paramount receive (i) a monthly retainer of $4,000 commencing June 1, 1997 (with a minimum engagement of 24 months), (ii) out-of-pocket expenses incurred in connection with services performed under the Placement Advisory Agreement and (iii) standard success fees in the event Paramount assists the Company in connection with certain financing and strategic transactions. Paramount has agreed that, in the event it is entitled to compensation under the letter agreement dated April 15, 1996 or the Financial Services Agreement dated June 24, 1996, each described above, and the Placement Advisory Agreement, it will seek payment under only one of the agreements.

    All transactions between Atlantic and its officers, directors, principal stockholders and their affiliates are approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors on the Board of Directors. The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties.

                        COMPLIANCE WITH SECTION 16(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who are the beneficial owners of more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership of the Common Stock with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than 10% stockholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on its review of the copies of such forms furnished to the Company and certain written representations that no other reports were required, the Company believes that, during the period from January 1, 1997 to December 31, 1997, all officers, directors and beneficial owners of more than 10% of the Company's Common Stock complied with all Section 16(a) requirements, except that Dr. Fildes filed late the Form 3 reporting his appointment to the Company's Board of Directors.

                      SECURITY OWNERSHIP OF MANAGEMENT AND
                           CERTAIN BENEFICIAL OWNERS

    The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company's Common Stock as of March 16, 1998, by (i) all persons who are beneficial owners of five percent or more of the Company's Common Stock, (ii) each director and nominee, (iii) the Named Officers in the Summary Compensation Table above and (iv) all current directors and executive officers as a group. The Company does not know of any person who beneficially owns more than five percent of the Series A Preferred, and none of the Company's directors or the Named Officers owns any shares of Series A Preferred. The number of shares beneficially owned by each director or executive officer is determined under rules of the Commission and the information is not necessarily indicative of beneficial ownership for any other purpose. Shares of the Company's Common Stock subject to convertible securities that are currently exercisable or convertible or that will become exercisable or convertible within 60 days are deemed to be beneficially owned by the person holding such convertible security for computing the percentage ownership of such person, but are not treated as outstanding for computing the percentage of any other person. Except as otherwise indicated, the Company believes that the beneficial owners of the Company's Common Stock listed below, based upon such information furnished by such owners, have sole investment power with respect to such shares, subject to community property laws where applicable.

                                                               NUMBER OF   PERCENT OF TOTAL SHARES
NAME AND ADDRESS                                                SHARES         OUTSTANDING(1)
------------------------------------------------------------  -----------  -----------------------
Lindsay A. Rosenwald, M.D.(2) ..............................     445,462              13.30%
  787 7th Avenue
  New York, NY 10019

VentureTek, L.P.(3) ........................................     438,493              12.94%
  39 Broadway
  New York, NY 10006

Joseph Stevens & Co. Inc.(4) ...............................     330,000               9.74%
  33 Maiden Lane, 8th floor
  New York, NY 10038

Mellon Bank Corporation ....................................     280,000               8.27%
  One Mellon Bank Center
  Pittsburgh, PA 15258

Jon D. Lindjord(5)..........................................     130,000               3.84%

Stephen R. Miller, M.D.(5)..................................      77,480               2.29%

John K.A. Prendergast, Ph.D.(6).............................      71,656               2.12%

Margaret A. Schalk(5).......................................      64,570               1.91%

Yuichi Iwaki, M.D., Ph.D.(5)................................      42,000               1.24%

Shimshon Mizrachi(5)........................................      30,000              *

Robert A. Fildes, Ph.D.(5)..................................      10,000              *

Paul D. Rubin, M.D.(5)......................................      10,000              *

Steve H. Kanzer, Esq.(7)....................................       4,121              *

All current executive officers and directors as a group (9
  persons)(5-7).............................................     439,827              12.98%

------------------------

 *  Less than 1.0%

(1) Percentage of beneficial ownership is calculated assuming 3,387,751 shares of Common Stock were outstanding on March 16, 1998. Beneficial ownership is determined in accordance with the rules of the Commission and includes voting and investment power with respect to shares of Common Stock.

(2) Includes 570 shares owned by Dr. Rosenwald's wife and trusts in favor of his minor children. Dr. Rosenwald disclaims beneficial ownership of such shares. Does not include 86 shares collectively owned by Dr. Rosenwald's mother and two brothers, of which Dr. Rosenwald disclaims beneficial ownership. Includes 380 shares owned by two companies of which Dr. Rosenwald is the sole stockholder. Includes 100,068 shares of Common Stock into which shares of Series A Preferred may be converted upon exercise of a warrant, exercisable within 60 days of March 16, 1998, for 47,202 shares of Series A Preferred.

(3) The general partner of VentureTek, L.P. is Mr. C. David Selengut. Mr. Selengut may be considered a beneficial owner of the shares owned by VentureTek, L.P. by virtue of his authority as general partner to vote and/or dispose of such shares. VentureTek, L.P. is a limited partnership, the limited partners of which include Dr. Rosenwald's wife, children, sisters of Dr. Rosenwald's wife and their husbands and children. Dr. Rosenwald disclaims beneficial ownership of such shares.

(4) Represents shares of Common Stock underlying a warrant, exercisable within 60 days of March 16, 1998, for shares of Common Stock and securities convertible into Common Stock.

(5) Represents options exercisable within 60 days of March 16, 1998.

(6) Includes 53 shares of Common Stock held in trust for the benefit of the children of Dr. Prendergast. Dr. Prendergast disclaims beneficial ownership of such shares. Includes 34,000 shares of Common Stock underlying options exercisable within 60 days of March 16, 1998. Includes 37,500 shares of Common Stock underlying a warrant exercisable within 60 days of March 16, 1998.

(7) Includes 4,000 shares underlying options exercisable within 60 days of March 16, 1998.

                 DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

    Under the present rules of the Commission, the deadline for stockholders to submit proposals to be considered for inclusion in the Company's Proxy Statement for the next year's Annual Meeting of Stockholders is expected to be December 12, 1998. Such proposals may be included in next year's Proxy Statement if they comply with certain rules and regulations promulgated by the Commission.

                                 ANNUAL REPORT

    A copy of the Company's Annual Report to Stockholders for the year ended December 31, 1997 has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material.

                                  FORM 10-KSB

    The Company filed a Form 10-KSB for the year ended December 31, 1997 with the Commission. A copy of such Form 10-KSB has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Form 10-KSB is not incorporated into this Proxy Statement and is not considered proxy soliciting material. Stockholders may obtain additional copies of this report, without charge, by writing to Investor Relations, Atlantic Pharmaceuticals, Inc., 1017 Main Campus Drive, Suite 3900, Raleigh, North Carolina 27606.

                                 OTHER MATTERS

    The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

                                          THE BOARD OF DIRECTORS

Dated: April 13, 1998

                         ATLANTIC PHARMACEUTICALS, INC.
                                     PROXY

                  ANNUAL MEETING OF STOCKHOLDERS, MAY 11, 1998

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                         ATLANTIC PHARMACEUTICALS, INC.

    The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held May 11, 1998 and the Proxy Statement and appoints Jon D. Lindjord and Margaret A. Schalk, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Atlantic Pharmaceuticals, Inc. (the "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at the Company's principal offices, 1017 Main Campus Drive, Suite 3900, Raleigh, North Carolina 27606, on Monday, May 11, 1998 at 10:00 A.M. Eastern Daylight Time (the "Annual Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.

1. To elect six directors to serve on the Board of Directors for the ensuing year and until their respective successors are duly elected and qualified:

                                             WITHHOLD AUTHORITY
                                 FOR              TO VOTE
Jon D. Lindjord                  / /                / /
Robert A. Fildes, Ph.D.          / /                / /
Yuichi Iwaki, M.D., Ph.D.        / /                / /
Steve H. Kanzer                  / /                / /
John K.A. Prendergast, Ph.D.     / /                / /
Paul D. Rubin, M.D.              / /                / /

2. To approve an amendment to the Company's Restated Certificate of Incorporation, as amended, to decrease the number of authorized shares of Common Stock of the Company from 80,000,000 to 50,000,000 and to decrease the number of authorized shares of Preferred Stock of the Company from 50,000,000 to 10,000,000; and
                FOR  / /        AGAINST  / /        ABSTAIN  / /

3. To ratify the Board of Director's selection of KPMG Peat Marwick LLP to serve as the Company's independent auditors for the year ending December 31, 1997; and
                FOR  / /        AGAINST  / /        ABSTAIN  / /

4. To transact such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.
                FOR  / /        AGAINST  / /        ABSTAIN  / /

    The Board of Directors recommends a vote IN FAVOR OF each of the directors listed above and a vote IN FAVOR OF the other proposals. This Proxy, when properly executed, will be voted as specified above. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE ELECTION OF THE DIRECTORS LISTED ABOVE AND IN FAVOR OF THE OTHER PROPOSALS.

                                                  Please print the name(s)
                                                  appearing on each share
                                                  certificate(s) over which you
                                                  have voting authority:
                                                  ______________________________
                                                  (Print name(s) on certificate)

                                                  Please sign your name:
                                                  ______________________________
                                                    (Authorized Signature(s))
                                                  Date: ________________________

                         ATLANTIC PHARMACEUTICALS, INC.
                                     PROXY

                  ANNUAL MEETING OF STOCKHOLDERS, MAY 11, 1998

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                         ATLANTIC PHARMACEUTICALS, INC.

    The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held May 11, 1998 and the Proxy Statement and appoints Jon D. Lindjord and Margaret A. Schalk, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Preferred Stock of Atlantic Pharmaceuticals, Inc. (the "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at the Company's principal offices, 1017 Main Campus Drive, Suite 3900, Raleigh, North Carolina 27606, on Monday, May 11, 1998 at 10:00 A.M. Eastern Daylight Time (the "Annual Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.

1. To elect six directors to serve on the Board of Directors for the ensuing year and until their respective successors are duly elected and qualified:

                                                WITHHOLD AUTHORITY
                                   FOR               TO VOTE
Jon D. Lindjord                    / /                 / /
Robert A. Fildes, Ph.D.            / /                 / /
Yuichi Iwaki, M.D., Ph.D.          / /                 / /
Steve H. Kanzer                    / /                 / /
John K.A. Prendergast, Ph.D.       / /                 / /
Paul D. Rubin, M.D.                / /                 / /

2. To approve an amendment to the Company's Restated Certificate of Incorporation, as amended, to decrease the number of authorized shares of Common Stock of the Company from 80,000,000 to 50,000,000 and to decrease the number of authorized shares of Preferred Stock of the Company from 50,000,000 to 10,000,000; and

                FOR  / /        AGAINST  / /        ABSTAIN  / /

3. To ratify the Board of Director's selection of KPMG Peat Marwick LLP to serve as the Company's independent auditors for the year ending December 31, 1997; and
                FOR  / /        AGAINST  / /        ABSTAIN  / /

4. To transact such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.
                FOR  / /        AGAINST  / /        ABSTAIN  / /

5. To approve the payment by the Company to each non-employee director of a $6,000 annual fee plus $1,500 per Board meeting attended in person, $750 per Board meeting attended by telephone and $500 per meeting of any committee of which such director is a member;
                FOR  / /        AGAINST  / /        ABSTAIN  / /

6. To approve a Consultancy Agreement and a Financial Services Agreement to be entered into by and between the Company and Yuichi Iwaki, M.D., Ph.D.; and
                FOR  / /        AGAINST  / /        ABSTAIN  / /

7. To approve a Consultancy Agreement and a Financial Services Agreement to be entered into by and between the Company and John K.A. Prendergast, Ph.D.
                FOR  / /        AGAINST  / /        ABSTAIN  / /

    The Board of Directors recommends a vote IN FAVOR OF each of the proposals listed above. This Proxy, when properly executed, will be voted as specified above. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF EACH PROPOSAL LISTED ABOVE.

                                                Please print the name(s)
                                                appearing on each share
                                                certificate(s) over which you
                                                have voting authority:
                                                ________________________________
                                                 (Print name(s) on certificate)

                                                Please sign your name:
                                                ________________________________
                                                   (Authorized Signature(s))
                                                Date: __________________________